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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                OCTOBER 19, 2004
                                (Date of Report)


                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)


                                     1-11718
                              (Commission File No.)

                  MARYLAND                                        36-3857664
        (State or other jurisdiction                          (I.R.S. Employer
     of incorporation or organization)                       Identification No.)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                        60606
  (Address of principal executive offices)                       (Zip Code)


                                 (312) 279-1400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule (14d-2(b)) under the
    Exchange Act (17 CFR.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule (13e-4(c)) under the Exchange Act (17 CFR.13e-4(c))



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ITEM 7.01         REGULATION FD DISCLOSURE

         Today, Manufactured Home Communities, Inc. issued a press release announcing its results of operations for the quarter and nine months ended September 30, 2004. This information is furnished as Exhibit 99.1 pursuant to
Item 12. Disclosure of Results of Operations and Financial Condition, under Item 7 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

         Exhibit 99.1 Manufactured Home Communities, Inc. press release dated October 19, 2004 "MHC Reports Third Quarter Results".



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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                             MANUFACTURED HOME COMMUNITIES, INC.




                                             BY: /s/ Thomas P. Heneghan
                                                 -------------------------------
                                                 Thomas P. Heneghan
                                                 Chief Executive Officer


                                             BY: /s/ Michael Berman
                                                 -------------------------------
                                                 Michael Berman
                                                 Vice President and
                                                   Chief Financial Officer




DATE: October 19, 2004